================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  OrCAD, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

April 2, 1998



Dear OrCAD Stockholder:

The OrCAD, Inc. 1998 Annual Meeting of Stockholders will be held on May 22, 1998 at 1:30 p.m., local time, at the Crowne Plaza, 14811 Kruse Oaks Blvd., Lake Oswego, Oregon 97035.

We are pleased to announce OrCAD stockholders now have the option of voting their proxies over the Internet instead of by mail using a paper proxy card. To take advantage of this option, please access the website address shown on the face of your proxy card and follow the instructions provided.

After you have voted your proxy on the Internet, you will be asked if you wish to receive future stockholder materials electronically through the Internet instead of receiving paper copies via mail. If you want to choose this option, please follow the instructions on the Internet website. Please note that you must have an E-mail account and access to the Internet to choose this option.

Stockholders also have the option to vote telephonically. There is an account number and a control number on the face of your proxy card, as well as an "800" telephone number. To vote telephonically, call the "800" number, input your account number and control number, which will be verified and then input your vote.

As an OrCAD stockholder you can, of course, elect to return your proxy card via mail if you choose.

OrCAD's Board of Directors recommends a vote FOR approval of all proposals. Thank you for your continued support.

Sincerely,

/s/ Michael F. Bosworth

Michael F. Bosworth
Chairman of the Board,
President and Chief Executive Officer